UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2005
IOWA TELECOMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)
Iowa
(State or Other Jurisdiction of Incorporation)

001-32354 (Commission File Number)	42-1490040 (IRS Employer Identification No.)
115 South Second Avenue West
Newton, Iowa 50208
(Address of Principal Executive Offices) (Zip Code)
(641) 787-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
     On August 26, 2005, the Company entered into Amendment No. 1 to the Amended and Restated Credit Agreement dated as of November 23, 2004 between the Company, the lenders party thereto and Rural Telephone Finance Cooperative, as administrative agent. Amendment No. 1 reduces the Applicable Rate pertaining to (i) any ABR Loan that is a Tranche B Term Loan, from 1.00% to 0.75% per annum, and (ii) any Eurodollar Loan that is a Tranche B Term Loan, from 2.00% to 1.75% per annum. Amendment No. 1 also makes certain clarifying modifications to the definitions of “Applicable Revolving Reduction Amount” and “Available Cash”, and to the “Excess Cash Flow” prepayment provisions. The Company’s obligations under the Credit Agreement, as amended, are guaranteed by the Company’s subsidiaries and secured by the Company’s and its subsidiaries’ assets, including the assets and membership interests of the Company’s recently formed subsidiary, IT Communications, LLC. A copy of Amendment No. 1 is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.
     On August 26, 2005, the Company entered into new swap arrangements with nationally recognized counterparties that effectively fix the interest rate the Company will pay on specified portions of its indebtedness under its Tranche B Term Loan. The purpose of the swap agreements is to adjust the interest rate profile of the Company’s debt obligations and to achieve a targeted mix of floating and fixed rate debt. As a result of the new arrangements, the effective all-in interest rate on $350.0 million of indebtedness under the Company’s Tranche B Term Loan for the period beginning August 31, 2005 and ending November 23, 2011 will be 5.865%, inclusive of the new Applicable Rate described above.
Item 9.01  Financial Statements and Exhibits.
     (a)  Financial statements: None.
     (b)  Pro forma financial information: None.
     (c)  Exhibits:
10.1	Amendment No. 1 dated as of August 26, 2005 to the Amended and Restated Credit Agreement dated as of November 23, 2004 between the Company, the several lenders from time to time party thereto, and Rural Telephone Finance Cooperative, as administrative agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  September 1, 2005

Iowa Telecommunications Services, Inc.

By	/s/ Donald G. Henry

Donald G. Henry Vice President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
IOWA TELECOMMUNICATIONS SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 26, 2005	001-32354

IOWA TELECOMMUNICATIONS SERVICES, INC.

EXHIBIT NO.	ITEM

10.1	Amendment No. 1 dated August 26, 2005 to the Amended and Restated Credit Agreement dated as of November 23, 2004 between the Company, the several lenders from time to time party thereto and Rural Telephone Finance Cooperative, as administrative agent.

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